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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 2006

                            COLLECTORS UNIVERSE, INC.
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               (Exact name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-27887                               33-0846191
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          (Commission File No.)                     (I.R.S. Employer
                                                 Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705
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              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.    REGUALTION FD DISCLOSURE

     On January 19, 2006, Collectors Universe, Inc. issued a press release reporting its unit performance metrics for the second quarter and for the first six months of fiscal 2006, which ended on December 31, 2005. We report the number of collectibles units which we authenticated, graded and shipped, on a quarterly basis, for coins, sports cards, autographs, currency, stamps, and diamonds which comprise our principal authentication and grading markets. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B-2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits. The following exhibit is being furnished pursuant to Item
          2.02 above.

          Exhibit No.    Description
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             99.1        Press Release issued January 19, 2006, reporting the
                         number of collectibles units authenticated, graded and shipped in the quarter and six months ended
                         December 31, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                COLLECTORS UNIVERSE, INC.


                                                By:  /s/ JOSEPH J. WALLACE
                                                     ---------------------------
                                                     Joseph J. Wallace,
                                                     Chief Financial Officer
Dated: January 19, 2006

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                                  EXHIBIT INDEX

          Exhibit No.    Description
          -----------    -------------------------------------------------------
             99.1        Press Release issued January 19, 2006, reporting the
                         number of collectibles units authenticated, graded and shipped in the quarter and six months ended
                         December 31, 2005.